UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2006

GENTA INCORPORATED
(Exact Name of Registrant
as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19635	33-0326866
(Commission File Number)	(IRS Employer Identification No.)

Two Connell Drive Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 23, 2006, the Compensation Committee of the Board of Directors of Genta Incorporated (the “Company”) set bonuses and option grants for the fiscal year ended December 31, 2005 (“Fiscal 2005”) and salaries for the year ending December 31, 2006 (“Fiscal 2006”) for certain named executive officers of the Company as follows:

Named Executive	Position	Fiscal 2006 Salary	Fiscal 2005 Bonus	Fiscal 2005 Option Grant
Loretta M. Itri	President, Pharmaceutical Development and Chief Medical Officer	$445,200	$148,400	50,000
Richard J. Moran	Senior Vice-President, Chief Financial Officer and Corporate Secretary	$304,500	$ 30,000	10,000
W. Lloyd Sanders	Vice-President, Sales and Marketing	$260,000	$ --	--

As previously reported on Form 3 dated January 16, 2006, Mr. Sanders was awarded a grant of an option to acquire 100,000 common shares.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

Date:	January 27, 2006	By:	/s/ Richard J. Moran

			Name:	Richard J. Moran
			Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary